AMENDMENT TO AGREEMENT
                             FOR CONSULTING SERVICES


     This Amendment to Agreement for Consulting Services is entered into as of August 31, 2000, by and between German American Bancorp, a bank holding company incorporated pursuant to the laws of Indiana ("German American"), and George W. Astrike ("Mr. Astrike").

                                   BACKGROUND

     A. German American and Mr. Astrike previously entered into an Agreement for Consulting Services ("Agreement"), dated August 21, 1998.

     B. The parties now wish to amend the Agreement as provided herein.

     Therefore, the Agreement is amended as follows, effective as of August 31, 2000:

                                    AMENDMENT

     1.   Section III.C is amended to read as follows:

          During the Prime Period of the Consulting Period, German American shall pay Mr. Astrike Twenty Thousand Two Hundred Fifty Dollars ($20,250.00) per month. During the first two months following the Prime Period, German American shall make four bi-weekly payments on September 15, 2000, September 29, 2000, October 13, 2000, and October 27, 2000, of Ten Thousand Two Hundred Three Dollars and Forty Five Cents ($10,203.45) to Mr. Astrike, in consideration for his services for the remainder of the Consulting Period. Should Mr. Astrike breach his obligations hereunder for any month following the payment to him pursuant to the preceding sentence, he shall promptly repay to German American an amount equal to One Thousand Two Hundred Fifty Dollars ($1,250.00) multiplied by the number of full months remaining in the Consulting Period following the breach plus one. Payments made to Mr. Astrike under the Consulting Agreement shall be subject to withholding for any taxes that German American, in its reasonable judgment, believes are required to be withheld.


     2. Except as provided above, the original provisions of the Agreement shall remain in effect.

     This Amendment is signed below on behalf of German American Bancorp by its duly authorized representative and by Mr. Astrike in his individual capacity, effective as of the date set out above.

                                       GERMAN AMERICAN BANCORP



                                       By: /s/ Mark A. Schroeder
                                           -------------------------------------
                                           President and CEO

Attest:  /s/ Kenneth L. Sendelweck
         -------------------------
         Secretary


                                           /s/ George W. Astrike
                                           -------------------------------------
                                           GEORGE W. ASTRIKE



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